                                                                   EXHIBIT 25(A)

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   ----------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                      A TRUSTEE PURSUANT TO SECTION 312(b)

                                   ----------

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

     ______________________________                               95-4655078
         (State of incorporation                               (I.R.S. employer
         if not a national bank)                             identification No.)

        1999 Avenue of the Stars
               26th Floor
        Los Angeles, California                                     90067
(Address of principal executive offices)                          (Zip Code)

                              Christopher C. Holly
                            Assistant General Counsel
                             227 West Monroe Street
                             Chicago, Illinois 60606
                               Tel: (312) 267-5063
            (Name, address and telephone number of agent for service)

                                   ----------

                                PULTE HOMES, INC.
               (Exact name of obligor as specified in its charter)

                MICHIGAN                                          38-2766606
     (State or other jurisdiction of                           (I.R.S. employer
     incorporation or organization)                          identification No.)

 100 Bloomfield Hills Parkway, Suite 300
       Bloomfield Hills, Michigan                                   48304
(Address of principal executive offices)                          (Zip Code)

                                 Debt Securities
                       (Title of the indenture securities)

ITEM 1. GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency, Washington, D.C.
          Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.

NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16. LIST OF EXHIBITS.

     List below all exhibits filed as part of this statement of eligibility.

     Exhibit 1.   Articles of Association of the Trustee as Now in Effect (see
                  Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

     Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

     Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

     Exhibit 5.   Not Applicable

     Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act.

     Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.   Not Applicable

     Exhibit 9.   Not Applicable

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 3rd day of May, 2006.

                                        J. P. Morgan Trust Company, National
                                        Association


                                        By /s/ George N. Reaves
                                           -------------------------------------
                                           Authorized Officer

                                    EXHIBIT 6

                 THE CONSENT OF THE TRUSTEE REQUIRED BY SECTION
                                321(b) OF THE ACT

                                   May 3, 2006

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the qualification of an indenture between Pulte Homes, Inc. and J.P. Morgan Trust Company, National Association, as trustee, the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, hereby consents that the reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                        Very truly yours,

                                        J.P. MORGAN TRUST COMPANY, NATIONAL
                                        ASSOCIATION


                                        By /s/ George N. Reaves
                                           -------------------------------------
                                           Authorized Officer

EXHIBIT 7. Report of Condition of the Trustee.

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                                    31-DEC-05

                                           ($000)
                                          -------
ASSETS
Cash and Due From Banks                    25,733
Securities                                215,596
Loans and Leases                          135,923
Premises and Fixed Assets                   6,802
Intangible Assets                         349,515
Goodwill                                  202,094
Other Assets                               47,157
                                          -------
   TOTAL ASSETS                           982,820
                                          =======
LIABILITIES
Deposits                                   96,108
Other Liabilities                          54,523
                                          -------
   TOTAL LIABILITIES                      150,631
EQUITY CAPITAL
Common Stock                                  600
Surplus                                   701,587
Retained Earnings                         130,002
                                          -------
   TOTAL EQUITY CAPITAL                   832,189
                                          -------
   TOTAL LIABILITIES AND EQUITY CAPITAL   982,820
                                          =======


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